UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

Captiva Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22292	77-0104275
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10145 Pacific Heights Blvd., San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 320-1000

Not Applicable.

(Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press release dated April 29, 2003.

Item 9.    Regulation FD Disclosure

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 29, 2003, we disclosed unaudited financial information for the first quarter of 2003 in the earnings release attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTIVA SOFTWARE CORPORATION

By:	/s/ Rick Russo
Rick Russo Chief Financial Officer

Date: April 29, 2003

INDEX TO EXHIBITS

99.1	Press release dated April 29, 2003.